SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C.  20549


                            FORM 8-K

                         CURRENT REPORT


               Pursuant to Section 13 or 15(d) of
               The Securities Exchange Act of 1934


                        December 6, 1999
                         Date of Report
                (Date of earliest event reported)


                     FLEMING COMPANIES, INC.
     (Exact name of registrant as specified in its charter)


      Oklahoma               1-8140              48-0222760
  (State or other         (Commission           (IRS Employer
       juris-             File Number)       Identification No.)
     diction of
   incorporation)


               6301 Waterford Boulevard, Box 26647
                 Oklahoma City, Oklahoma  73126
            (Address of Principal Executive Offices)

                         (405) 840-7200
                 Registrant's telephone number,
                       Including area code

Item 5.  Other Events.

The  press  release of Fleming Companies, Inc. dated December  6,
1999, filed herewith as Exhibit 99.1 announcing the departure  of
John Standley and certain finance and accounting  promotions   is
incorporated herein by reference.

Item 7.  Financial Statements and Exhibits

     (c)  Exhibits

          99.1 Press Release issued December 6, 1999 announcing the departure of John Standley and certain finance and accounting promotions.

                           SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   FLEMING COMPANIES, INC.

                                   KEVIN TWOMEY
                                   Kevin Twomey
                                   Senior Vice President, Finance
                                   and Controller

Date:  December 6, 1999

                             EXHIBIT INDEX

Exhibit
No.        Description                       Method of Filing
-------    -----------                       ----------------
99.1       Press Release issued December     Filed herewith electronically
           6, 1999 announcing the
           departure of John Standley
           and certain finance and
           accounting promotions